UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2020

BARNES & NOBLE EDUCATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-37499	46-0599018
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Mountainview Blvd., Basking Ridge, NJ 07920
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:		(908) 991-2665

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange on which registered
Common Stock, $0.01 par value per share	BNED	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.07     Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Barnes & Noble Education, Inc. (the "Company") was held on October 22, 2020. At the Annual Meeting, 42,833,149 shares of Common Stock were represented in person or by proxy out of the 48,633,117 shares of Common Stock outstanding and entitled to vote as of August 25, 2020, the record date for the Annual Meeting. The voting results for each of the proposals submitted to a vote of the stockholders of the Company at the Annual Meeting are set forth below.

1.     Election of Directors. The Company’s stockholders elected the Board’s nominees as Directors of the Company by the following vote:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Emily C. Chiu	26,946,271	3,921,415	13,537	11,951,926
Daniel A. DeMatteo	23,594,518	5,450,827	1,835,878	11,951,926
David G. Golden	23,440,503	5,604,957	1,835,763	11,951,926
Michael P. Huseby	26,874,120	3,992,608	14,495	11,951,926
Zachary D. Levenick	27,408,960	1,635,495	1,836,768	11,951,926
Lowell W. Robinson	30,671,794	194,636	14,793	11,951,926
John R. Ryan	26,358,189	4,508,145	14,889	11,951,926
Jerry Sue Thornton	23,630,253	5,415,645	1,835,325	11,951,926
David A. Wilson	23,681,861	5,363,482	1,835,880	11,951,926

2.     Advisory (non-binding) Vote on Executive Compensation. The Company’s stockholders approved, on an advisory basis, compensation of the Company’s named executive officers by an affirmative vote of a majority of the votes cast on the proposal. The results of voting on the proposal are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,162,764	5,640,718	77,740	11,951,927

3.     Ratification of the Appointment of Ernst & Young LLP as the Independent Registered Public Accountants of the Company for the Fiscal Year Ending May 1, 2021. The Company’s stockholders approved the proposal by an affirmative vote of a majority of the votes cast on the proposal. The results of voting on the proposal are set forth below:

Votes For	Votes Against	Abstentions
42,493,833	268,237	71,079

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BARNES & NOBLE EDUCATION, INC.

Date: October 22, 2020	By:	/s/ Michael C. Miller
	Name:	Michael C. Miller
	Title:	Chief Legal Officer and Executive Vice President, Corporate Affairs